Exhibit 10.39

ELEVENTH AMENDMENT TO CREDIT AGREEMENT

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made as of March 5, 2019, by and between DONEGAL GROUP INC. a Delaware corporation (the “Borrower”) and MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation (the “Bank”); Witnesseth:

On June 21, 2010, the Borrower and the Bank executed and delivered that certain Credit Agreement (the “Original Credit Agreement”). The Original Credit Agreement was amended pursuant to a First Amendment to Credit Agreement (the “First Amendment”) dated October 12, 2010, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Second Amendment to Credit Agreement (the “Second Amendment”) dated June 1, 2011, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Third Amendment to Credit Agreement (the “Third Amendment”) dated June 1, 2012, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Fourth Amendment to Credit Agreement (the “Fourth Amendment”) dated December 5, 2012, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Fifth Amendment to Credit Agreement (the “Fifth Amendment”) dated June 1, 2013, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Sixth Amendment to Credit Agreement (the “Sixth Amendment”) dated June 1, 2014, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Seventh Amendment to Credit Agreement (the “Seventh Amendment”) dated July 1, 2015, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Eighth Amendment to Credit Agreement (the “Eighth Amendment”) dated July 1, 2016, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Ninth Amendment to Credit Agreement (the “Ninth Amendment”) dated July 1, 2017, by and between the Borrower and the Bank. The Original Credit Agreement was amended pursuant to a Tenth Amendment to Credit Agreement (the “Tenth Amendment”) dated July 1, 2018, by and between the Borrower and the Bank. The Original Credit Agreement as amended pursuant to the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment is hereinafter called the “Credit Agreement.” The Borrower and the Bank have agreed to amend a certain provision of the Credit Agreement subject to and in accordance with this Amendment.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Bank and the Borrower agree as follows:

1. Recitals. The Bank and the Borrower acknowledge that the above recitals to this Amendment are true and correct, and agree that the same are incorporated by reference into the body of this Amendment. Unless otherwise specifically defined herein, all terms defined by the provisions of the Credit Agreement shall have the same meanings ascribed to such terms by the provisions of the Credit Agreement when used herein.

2. Amendment to Credit Agreement. The Credit Agreement is hereby amended by deleting the definition of the term “Credit Expiration Date” appearing in Article 1 of the Credit Agreement in its entirety and by substituting the following in lieu thereof:

““Credit Expiration Date” means March 5, 2019.”

3. Amendment Only. This Amendment is only an agreement amending a certain provision of the Credit Agreement. All of the provisions of the Credit Agreement are incorporated herein by reference and shall continue in full force and effect as amended by this Amendment. The Borrower hereby ratifies and confirms all of its obligations, liabilities and indebtedness under the provisions of the Credit Agreement as amended by this Amendment. The Bank and the Borrower agree it is their intention that nothing herein shall be construed to extinguish, release or discharge or constitute, create or effect a novation of, or an agreement to extinguish, any of the obligations, indebtedness and liabilities of the Borrower or any other party under the provisions of the Credit Agreement or under any of the other Financing Documents.

4. Applicable Law, Etc. This Amendment shall be governed by the laws of the Commonwealth of Pennsylvania and shall be binding upon and inure to the benefit of the Bank and the Borrower and their respective successors and assigns.

SIGNATURE PAGE TO ELEVENTH AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Amendment under their respective seals, as of the day and year first written above.

WITNESS/ATTEST:	DONEGAL GROUP INC.

/s/ Jeffrey D. Miller	By:	/s/ Kevin G. Burke (Seal)
Jeffrey D. Miller		Kevin G. Burke
Executive Vice President and		President and CEO
Chief Financial Officer

WITNESS:		MANUFACTURERS AND TRADERS TRUST COMPANY

/s/ Jessica L. Foley	By:	/s/ Sarah C. Lesser (Seal)
Jessica L. Foley		Sarah C. Lesser, Vice President
(Name)

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF LANCASTER

On the 5th day of March, in the year 2019, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Kevin G. Burke, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

My Commission Expires: January 10, 2021	/s/ Sheri O. Smith
Notary Public

COMMONWEALTH OF PENNSYLVANIA, COUNTY OF YORK

On the 6th day of March, in the year 2019, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Sarah C. Lesser, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

My Commission Expires: April 15. 2022	/s/ Coteelia Reed
Notary Public

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